Supplement dated August 29, 2018 to the Prospectus dated May 1, 2018 for the policies issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life & Annuity Company; "you" or "your" refer to the Policy Owner.

This supplement must be preceded or accompanied by the Policy Prospectus, as supplemented.

The purpose of this supplement is to announce various underlying fund changes. All changes discussed in this supplement are effective immediately unless otherwise noted below.

Pacific Select Fund Portfolio Manager/Subadviser Name Change

The Manager/Subadviser name for the Diversified Bond Portfolio is changed from Western Asset Management Company to Western Asset Management Company, LLC.

For more information on the subadviser change, see the Pacific Select Fund Prospectus. You can obtain a Pacific Select Fund prospectus and any supplements by contacting your financial advisor or online at www.PacificLife.com/PacificSelectFund.html.

Lazard Retirement Series Inc. Portfolio Name Change

Effective August 31, 2018, the name of the Lazard Retirement US Strategic Equity Portfolio will change to Lazard Retirement US Equity Select Portfolio.

All references in the Policy Prospectus to the Lazard Retirement US Strategic Equity Portfolio will be replaced with the Lazard Retirement US Equity Select Portfolio.

Form No. 85-47813-00